(ICON)
Prudential
Institutional
Liquidity
Portfolio, Inc.

Institutional Money
Market Series

ANNUAL
REPORT
March 31, 1997
(LOGO)

Prudential Institutional Liquidity Portfolio, Inc.
Institutional Money Market Series

Performance At A Glance.
The Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series produced returns that were significantly ahead of the average money market fund for the 12-month reporting period ending in March. PILP's 7-day current yield stood at 5.13% on March 31, 1997, compared to 4.83% for the average money fund tracked by IBC Financial Data.

Fund Facts                                                 As of 3/31/97
                           7-Day        Net Asset     Weighted      Total Net
                        Current Yld.     Value        Avg. Mat.    Assets (mil.)
PILP Fund                 5.13%           $1.00         69 Days      $478.0
IBC Financial Data
Money Fund Avg            4.83             1.00         53 Days        N/A
(All Taxable)*

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results. An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Series will be able to maintain a stable net asset value.

* This is the average 7-day current yield, NAV and WAM of 829 funds in the International Business Communications Financial Data all taxable money fund category as of March 31, 1997.



    How Investments Compared.
       (As of 3/31/97)
           (GRAPH)
  U.S.     General    General     U.S.
Growth      Bond     Muni Debt   Taxable
 Funds     Funds       Funds    Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Money Fund Yields Fell Then Stabilized.

-- PILP - Institutional Money Market Series
-- IBC Financial Data Money Fund Avg. (All Taxable)
               (GRAPH)

Robert L. Wofchuck, Fund Manager
Portfolio
Manager's Report
(PHOTO)

The Prudential Institutional Liquidity Portfolio -- Institutional Money Market Series seeks high current income consistent with the preservation of principal and liquidity. The Series is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations and commercial banks of the U.S. and foreign countries. Maturities can range from one day to a maximum of 13 months. We typically purchase securities rated in one of the two highest ratings categories by at least two major, independent rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff.

Lower Fees, Longer Hours For You!
On June 2, 1997, the Series lowered its fees and extended its hours for deposits and withdrawals. The Series' new expense ratio is .20 of 1% per year, which is significantly lower than the fee charged by the average institutional money market fund tracked by IBC Financial Data. Deposits and withdrawals are now being accepted through 4 p.m. New York time.

These actions, approved by the Series' Board, were taken to enhance your yield and for your convenience. For more details please refer to the prospectus supplement.

Strategy Session.

Waiting Out The Fed.
Our strategy throughout the 12-month reporting period was to seek high yields while maintaining the investment flexibility to respond to changing market conditions. During much of the year we kept our weighted average maturity (WAM) longer than the average money market fund because we believed there was value in longer term securities.

The nation's financial markets were fairly quiet from September 30 through year-end, and interest rates fluctuated far less than they did earlier in 1996, as investors came to realize that the Federal Reserve would leave interest rates unchanged for the remainder of the year. Of course, the Federal Reserve seeks to promote moderate, non-inflationary growth by raising or lowering the federal funds rate (what banks charge each other for overnight loans). Correctly anticipating these moves is one way your Series seeks to enhance return.

Early in 1997, signs of a strengthening economy were once again making it likely that the Federal Reserve would increase short-term interest rates. In response, we began to purchase shorter term securities of three months or less. This move gave us more investment flexibility than before, although it did not shorten the WAM substantially. If the Federal Reserve acted to increase rates, we could now quickly reinvest in securities with higher yields.

The Federal Reserve raised the federal funds rate on March 25, 1997, by one-quarter of a percentage point to 5.50%. It was the first increase in two years. The central bank explained it was "taken in light of persisting strength in demand," which could increase "inflationary imbalances" and undermine the country's six-year economic expansion. The action was widely expected by investors.

What Went Well.

We Kept Our Course.
We followed a conservative investment policy during the 12-month reporting period ending in March. We were not swayed by the mood swings that gripped the financial markets at the slightest hint of a Federal Reserve interest rate hike. As the yield curve steepened during the year and the yield difference between three-month and one-year securities increased, we saw value in one-year securities and we bought them. We believed then (and now) that the yields offered by these securities would be competitive even if the central bank raised rates.

Of course, our thinking was based upon a modest increase in rates. Based upon our research and knowledge of recent Federal Reserve history, we believed any increase would follow a slow and deliberate pattern, similar to that followed several years ago when the central bank was lowering interest rates. We were right. On March 25, 1997, the central bank did increase the federal funds rate by only 25 basis points (a basis point is 1/100th of a percentage point).

Barbelling.
Early in 1997, while we were still biased toward one-year securities, we altered our strategy and focused on buying high-quality short-term (three months or less) securities. Holding short-term securities and long-term securities while avoiding those in between, is called "barbelling." Barbelling allows the Fund to take advantage of high relative rates in the one-year sector, while still maintaining investment flexibility should the Federal Reserve tighten monetary policy.

And Not So Well.
We should have invested more in shorter term securities earlier in 1997. It would have placed us in a better position to capture additional yield when the Federal Reserve raised rates on March 25.

Looking Ahead.
The U.S. economy is definitely strengthening: First quarter Gross Domestic Product (the total value of goods and services produced by the nation) came in at a robust 5.6% -- the strongest in nine years; the unemployment rate in April fell to 4.9% -- the lowest in 23 years; and inflation remained benign. While this is great news for those looking for a job, it may also mean that higher interest rates are on the way. The Federal Reserve seeks to promote steady economic growth with low levels of inflation. We believe the economy's growth, coupled with perceived inflationary pressures, will most likely lead to additional interest rate increases in the months ahead. We also believe these increases will be modest in nature. We have positioned the Series accordingly.

Weighted Average Maturity Is Compared
       To The Average Fund.

-- PILP - Institutional Money Market Series
-- IBC Financial Data All Taxable Money Fund Average
               (GRAPH)

-------------------------------------------------------------------------------
                               1

President's Letter                                        May 14, 1997
(PHOTO)
                         We're On Your Side
Dear Shareholder:
The past few months were mixed for most U.S. stock and bond investors. The recent news was good: The Dow Jones Industrial Average set several record highs in May and long-term interest rates were easing. The average stock and bond mutual fund finished the four-month period ending in April in positive territory. It was a different story only a few weeks earlier when the Dow declined significantly from another record high set in mid-March, and long-term interest rates were at the highest levels in six months.

The reasons behind these recent market swings have been widely publicized -- higher interest rates and inflationary pressures. And while we are watching market developments closely, we are also very concerned about you and how you're dealing with events. We realize that staying the course during times of market uncertainty isn't easy. Here are some thoughts that may help:

- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

- Remember Your Time Horizon. If your investment goals are long term (several years or more), your time horizon should also be long term. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- We're On Your Side. Your Prudential Securities Financial Advisor or Prudential Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
-------------------------------------------------------------------------------
                                  2

                                  PRUDENTIAL INSTITUTIONAL
Portfolio of Investments          LIQUIDITY PORTFOLIO, INC.
as of March 31, 1997              INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--11.1%
             American Express Centurion Bank
    $4,000   5.4075%, 4/9/97 (b)                    $  4,000,000
     1,000   5.4075%, 4/14/97 (b)                        999,913
     1,000   5.49734%, 4/22/97 (b)                       999,928
             Comerica Bank
     2,000   5.3375%, 4/7/97 (b)                       1,998,933
     7,000   5.3325%, 4/11/97 (b)                      6,995,901
             FCC National Bank
     3,000   5.77%, 4/15/97                            2,999,934
             First Bank National Association
     4,000   5.3575%, 4/16/97 (b)                      3,998,405
     1,000   5.37266%, 4/16/97 (b)                       999,609
     4,000   5.585%, 4/16/97 (b)                       4,000,000
             First Union National Bank of North
                Carolina
     5,000   5.95%, 6/6/97                             5,003,021
             Morgan Guaranty Trust Co.
    13,000   5.38281%, 5/14/97 (b)                    12,994,106
             NBD Bank, N.A.
     2,000   6.50%, 5/27/97                            2,003,036
             PNC Bank, N.A.
     6,000   5.3575%, 4/1/97                           6,000,000
                                                    ------------
                                                      52,992,786
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.8%
             Canadian Imperial Bank of Commerce
     1,000   5.45%, 4/1/97                             1,000,000
             CoreStates Bank, N.A.
     1,000   5.38875%, 4/18/97 (b)                       999,677
     1,000   5.5325%, 4/23/97 (b)                      1,000,000
             First Union National Bank of North
                Carolina
     1,000   5.67%, 4/28/97                              999,960
                                                    ------------
                                                       3,999,637
Certificates Of Deposit - Eurodollar--3.2%
             Abbey National Treasury Services PLC
    $3,000   5.42%, 4/24/97                         $  3,000,043
             Bank of Scotland
     3,000   5.94%, 6/10/97                            3,001,248
             Bayerische Landesbank Girozentrale
     3,000   5.50%, 6/9/97                             3,000,416
             Berliner Handels Und Frankfurt Bank
     6,000   5.62%, 8/11/97                            6,000,215
                                                    ------------
                                                      15,001,922
------------------------------------------------------------
Certificates Of Deposit - Yankee--12.1%
             Banque Nationale de Paris
     3,000   5.58%, 4/2/97                             2,999,991
    14,000   5.43%, 5/5/97                            14,000,381
             Chase Manhattan Bank
    19,000   5.43%, 5/6/97                            19,000,000
             Deutsche Bank
     2,000   5.69%, 10/28/97                           1,999,654
             Landesbank Hessen-Thuringen
                Girozentrale
     5,000   6.01%, 7/18/97                            5,004,621
             Royal Bank of Canada
     2,000   5.725%, 10/17/97                          1,999,584
             Societe Generale
     5,000   5.85%, 5/13/97                            5,001,361
             Swiss Bank Corp.
     8,000   5.98%, 3/19/98                            7,998,525
                                                    ------------
                                                      58,004,117
------------------------------------------------------------
Commercial Paper--49.5%
             ABN-AMRO North America Finance, Inc.
     1,850   5.90%, 4/3/97                             1,849,394
             AC Acquisition Holding Co.
     1,000   5.36%, 5/9/97                               994,342
             Aetna Services, Inc.
     3,000   5.60%, 5/7/97                             2,983,200

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     3

                                  PRUDENTIAL INSTITUTIONAL
Portfolio of Investments          LIQUIDITY PORTFOLIO, INC.
as of March 31, 1997              INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             American Honda Finance Corp.
    $1,000   5.38%, 4/8/97                          $    998,954
     5,000   5.37%, 4/23/97                            4,983,592
             Aristar, Inc.
     1,000   5.65%, 4/1/97                             1,000,000
     1,045   5.65%, 4/4/97                             1,044,508
             Asset Securitization Cooperative
                Corp.
     4,000   5.80%, 4/11/97                            3,993,556
             Barton Capital Corp.
    15,000   5.55%, 4/30/97                           14,932,937
     3,000   5.75%, 5/6/97                             2,983,229
     2,867   5.34%, 5/9/97                             2,850,840
             Caterpillar Financial Services Corp.
     5,000   5.38%, 4/28/97                            4,979,825
     1,000   5.35%, 5/16/97                              993,313
     2,000   5.35%, 6/16/97                            1,977,411
             Coca-Cola Enterprises, Inc.
     6,000   5.33%, 5/7/97                             5,968,020
             Columbia/HCA Healthcare Corp.
     8,000   5.39%, 4/4/97                             7,996,407
             CoreStates Financial Corp.
     1,000   5.62625%, 4/24/97 (b)                     1,000,000
             Corporate Receivables Corp.
     3,000   5.37%, 6/10/97                            2,968,675
             Countrywide Home Loans, Inc.
    17,173   5.67%, 5/13/97                           17,059,401
             Creditanstalt Finance
     1,000   5.40%, 4/4/97                               999,550
             CXC, Inc.
     3,000   5.35%, 5/12/97                            2,981,721
     2,000   5.45%, 5/15/97                            1,986,678
     1,000   5.60%, 6/23/97                              987,089
             Delaware Funding Corp.
     4,000   5.45%, 5/14/97                            3,973,961
             Eiger Capital Corp.
     3,000   5.69%, 4/28/97                            2,987,197
             Enterprise Funding Corp.
     6,000   5.33%, 5/7/97                             5,968,020
             Falcon Asset Securitization Corp.
     4,000   5.75%, 4/30/97                            3,981,472
             Finova Capital Corp.
    $2,000   5.50%, 5/19/97                         $  1,985,333
     2,000   5.61%, 5/23/97                            1,983,793
             First Data Corp.
     3,000   5.70%, 4/29/97                            2,986,700
             GTE Corp.
    10,000   5.45%, 4/8/97                             9,989,403
     1,000   6.00%, 4/11/97                              998,333
             Halifax Building Society
     2,000   5.69%, 4/29/97                            1,991,149
             Indosuez North America, Inc.
     6,000   5.36%, 4/15/97                            5,987,493
     7,000   5.37%, 4/16/97                            6,984,337
             JES Developments, Inc.
     1,000   6.00%, 4/4/97                               999,500
             Kredietbank Financial Corp.
    20,000   5.38%, 6/2/97                            19,814,689
             MCI Communications Corp.
     3,000   5.45%, 7/7/97                             2,955,946
     6,000   5.54%, 7/7/97                             5,910,437
             Mckenna Triangle National Corp.
     3,000   5.30%, 4/14/97                            2,994,258
             Merrill Lynch & Co., Inc.
    13,000   5.35%, 4/9/97                            12,984,544
             Mitsubishi International Corp.
     5,000   5.36%, 4/3/97                             4,998,511
     1,000   5.75%, 4/24/97                              996,326
             National Bank of Canada
     6,000   5.41%, 7/7/97                             5,912,538
             Nationwide Building Society
     1,000   5.35%, 4/7/97                               999,108
     3,000   5.35%, 5/6/97                             2,984,396
    14,515   5.31%, 5/13/97                           14,425,080
             Preferred Receivables Funding Corp.
     1,865   5.34%, 4/22/97                            1,859,191
     3,000   5.60%, 5/27/97                            2,973,867
             Special Purpose Accounts Receivables Corp.
     2,000   5.85%, 4/18/97                            1,994,475

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     4

                                  PRUDENTIAL INSTITUTIONAL
Portfolio of Investments          LIQUIDITY PORTFOLIO, INC.
as of March 31, 1997              INSTITUTIONAL MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Texas Instruments, Inc.
    $1,630   5.30%, 4/14/97                         $  1,626,880
             Triple A One Funding Corp.
     1,326   5.41%, 4/9/97                             1,324,406
             WCP Funding, Inc.
     6,536   5.35%, 4/21/97                            6,516,574
                                                    ------------
                                                     230,600,559
------------------------------------------------------------
Other Corporate Obligations--23.1%
             American General Finance Corp.
     2,000   5.80%, 4/1/97                             2,000,000
     2,109   7.70%, 11/15/97                           2,133,519
             Associates Corp. of North America
     3,000   6.74%, 6/23/97                            3,008,111
     2,000   6.875%, 6/30/97                           2,005,934
     1,500   7.75%, 11/1/97                            1,517,791
     2,250   8.375%, 1/15/98                           2,293,824
             Avco Financial Services, Inc.
     3,000   5.45609%, 5/15/97 (b)                     2,999,729
             BP America, Inc.
     1,500   8.875%, 12/1/97                           1,531,321
             Capita Equipment Receivable Trust
                1996-1, Al
     4,713   5.60%, 10/15/97                           4,713,477
             Ford Motor Credit Corp.
     3,500   6.80%, 8/15/97                            3,513,946
     1,000   8.70%, 8/15/97                            1,010,793
     2,500   9.375%, 12/15/97                          2,560,523
             General Electric Capital Corp.
     1,030   6.043%, 6/6/97                            1,030,771
             General Motors Acceptance Corp.
    23,000   5.5425%, 5/2/97 (b)                      22,992,929
     1,000   5.68906%, 6/2/97                          1,000,220
     1,000   7.00%, 7/7/97                             1,003,315
             Goldman Sachs Group, L.P.
   $21,000   5.69531%, 8/22/97 (cost $21,000,000,
                date purchased 6/3/96) (b)(c)       $ 21,000,000
             International Lease Finance Corp.
     3,250   5.96875%, 4/16/97 (b)                     3,256,854
             Morgan Stanley Group, Inc.
     3,000   5.6875%, 4/15/97 (b)                      3,000,000
     2,000   5.65625%, 5/15/97 (b)                     2,000,000
             Norwest Financial, Inc.
     2,000   6.50%, 11/15/97                           2,008,859
             Short-Term Card Account Trust 1996-1
    18,000   5.4575%, 4/15/97 (b)                     18,000,000
             Short-Term Repackaged Asset Trust
                1996-A
     6,000   5.4375%, 4/15/97 (cost $5,999,093,
                date purchased 12/27/96) (b)(c)        5,999,093
             SMM Trust Notes 1997-Q
     5,000   5.4375%, 4/15/97 (b)                      5,000,000
             Transamerica Finance Corp.
     1,000   6.90%, 12/1/97                            1,007,242
                                                    ------------
                                                     116,588,251
------------------------------------------------------------
Total Investments--99.8%
             (amortized cost $477,187,272(a))        477,187,272
             Other assets in excess of
                liabilities--0.2%                        857,733
                                                    ------------
             Net Assets--100%                       $478,045,005
                                                    ------------
                                                    ------------

---------------
(a) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $26,999,093. The aggregate value ($26,999,093) is approximately 5.6% of net assets.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     5

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Portfolio of Investments as of March 31, 1997
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 1997 was as follows:

Commercial Banks...................................   38.5%
Asset Backed Securities............................   20.3
Securities Brokers & Dealers.......................   11.1
Personal Credit Institutions.......................    5.4
Finance Lessors....................................    5.2
Business Credit (Finance)..........................    4.4
Telephone & Communications.........................    4.2
Mortgage Banks.....................................    3.6
Hospitals..........................................    1.7
Commodity Trading..................................    1.3
Beverages..........................................    1.2
Equipment Rental & Leasing.........................    0.7
Accident & Health Insurance........................    0.6
Computer Rental & Leasing..........................    0.6
Electronics & Computers............................    0.3
Petroleum Refining.................................    0.3
Bank Holding Companies.............................    0.2
Pharmaceuticals....................................    0.2
                                                     -----
                                                      99.8
Other assets in excess of liabilities..............    0.2
                                                     -----
                                                     100.0%
                                                     -----
                                                     -----

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     6

                                             PRUDENTIAL INSTITUTIONAL
                                             LIQUIDITY PORTFOLIO, INC.
Statement of Assets and Liabilities          INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at amortized cost which approximates market value.............................................       $477,187,272
Cash.......................................................................................................             52,974
Interest receivable........................................................................................          3,351,142
Other assets...............................................................................................              8,888
                                                                                                                 --------------
   Total assets............................................................................................        480,600,276
                                                                                                                 --------------
Liabilities
Dividends payable..........................................................................................          2,217,871
Accrued expenses...........................................................................................            212,258
Management fee payable.....................................................................................             94,325
Distribution fee payable...................................................................................             30,817
                                                                                                                 --------------
   Total liabilities.......................................................................................          2,555,271
                                                                                                                 --------------
Net Assets.................................................................................................       $478,045,005
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $    478,045
   Paid-in capital in excess of par........................................................................        477,566,960
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $478,045,005
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value, offering and redemption price per share
   ($478,045,005 / 478,045,005 shares of $.001 par value common stock issued and outstanding)..............               $1.00
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     7

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                             March 31, 1997
Income
   Interest and discount earned................    $ 24,655,385
                                                  --------------
Expenses
   Management fee..............................         898,786
   Distribution fee............................         539,271
   Transfer agent's fees and expenses..........         250,000
   Custodian's fees and expenses...............         134,000
   Registration fees...........................          75,000
   Reports to shareholders.....................          60,000
   Legal fees and expenses.....................          38,000
   Directors' fees.............................          33,000
   Audit fees and expenses.....................          25,000
   Insurance expenses..........................          12,000
   Miscellaneous...............................           3,624
                                                  --------------
      Total expenses...........................       2,068,681
                                                  --------------
Net investment income..........................      22,586,704
Realized Gain on Investments
Net realized gain on investment transactions...          11,251
                                                  --------------
Net Increase in Net Assets
Resulting from Operations......................    $ 22,597,955
                                                  --------------
                                                  --------------

PRUDENTIAL INSTITUTIONAL
LIQUIDITY PORTFOLIO, INC.
INSTITUTIONAL MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended March 31,
in Net Assets                       1997               1996
Operations
   Net investment income.....  $    22,586,704    $    28,838,701
   Net realized gain on
      investment
      transactions...........           11,251             51,244
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       22,597,955         28,889,945
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................      (22,597,955)       (28,889,945)
                               ---------------    ---------------
Fund share transactions
   Proceeds from shares
      subscribed.............    2,069,514,977      2,502,344,256
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       21,346,132         28,006,679
   Cost of shares
      reacquired.............   (2,053,657,829)    (2,565,737,717)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....       37,203,280        (35,386,782)
                               ---------------    ---------------
Total increase (decrease)....       37,203,280        (35,386,782)
Net Assets
Beginning of year............      440,841,725        476,228,507
                               ---------------    ---------------
End of year..................  $   478,045,005    $   440,841,725
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     8

                                    PRUDENTIAL INSTITUTIONAL
                                    LIQUIDITY PORTFOLIO, INC.
Notes to Financial Statements       INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the 'Fund') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund invests primarily in money market instruments maturing in thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares all of its net investment income and net realized short-term capital gains/losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Net investment income for dividend purposes includes interest accrued or discount earned less amortization of premium and the estimated expenses applicable to the dividend period. The Fund does not expect to realize long-term capital gains or losses.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .20 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), who acts as the distributor of the Fund's shares. The Fund reimbursed PSI for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .12 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 1997, the Fund incurred fees of $240,000 for the services of PMFS. As of March 31, 1997, $20,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                     -----
                                       9

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Financial Highlights                          INSTITUTIONAL ONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                           Year Ended March 31,
                                                                       ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                         1997         1996         1995         1994         1993
                                                                       --------     --------     --------     --------     --------
Net asset value, beginning of year.................................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income and net realized gains.......................        .050         .056         .046         .029         .033
Dividends and distributions to shareholders........................       (.050)       (.056)       (.046)       (.029)       (.033)
                                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                                       --------     --------     --------     --------     --------
                                                                       --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................        5.16%        5.72%        4.69%        2.92%        3.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................    $478,045     $440,842     $476,229     $385,023     $497,214
Average net assets (000)...........................................    $449,393     $519,946     $402,678     $445,867     $543,694
Ratios to average net assets:
   Expenses, including distribution fee............................         .46%         .43%         .46%         .48%         .44%
   Expenses, excluding distribution fee............................         .34%         .31%         .34%         .36%         .32%
   Net investment income...........................................        5.03%        5.56%        4.67%        2.87%        3.28%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                     -----
See Notes to Financial Statements.     10

                                              PRUDENTIAL INSTITUTIONAL
                                              LIQUIDITY PORTFOLIO, INC.
Report of Independent Accountants             INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the 'Fund') at March 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets for the year ended March 31, 1996, and Financial Highlights for each of the four years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
May 28, 1997
--------------------------------------------------------------------------------
                                     -----
                                       11

                                             PRUDENTIAL INSTITUTIONAL
                                             LIQUIDITY PORTFOLIO, INC.
Supplemental Proxy Information               INSTITUTIONAL MONEY MARKET SERIES
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (The 'Fund') was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Stephen C. Eyre, Delayne Dedrick Gold, Robert F. Gunia, Don G. Hoff, Robert E. LaBlanc, Mendel A. Melzer, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters.
(2) To approve changes to investment restrictions of the Fund as follows:
    (a) To amend the Fund's restrictions regarding shares of other investment companies.
    (b) To amend the Fund's restrictions regarding unseasoned issuers.
    (c) To amend the Fund's restrictions regarding restricted and illiquid securities.
    (d) To amend the Fund's restrictions regarding bank obligations.
    (e) To eliminate the restriction regarding investment in securities owned by directors or officers.
(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ended March 31, 1997.
The results of the proxy solicitation on the above matters were as follows:

Director/Matter                Votes for        Votes against      Abstentions
---------------               -----------       -------------      -----------
(1) Edward D. Beach           219,877,294                 --           549,787
    Stephen C. Eyre           219,877,294                 --           549,787
    Delayne Dedrick Gold      219,877,294                 --           549,787
    Robert F. Gunia           219,877,294                 --           549,787
    Don G. Hoff               219,877,294                 --           549,787
    Robert E. LaBlanc         219,877,294                 --           549,787
    Mendel A. Melzer          219,877,294                 --           549,787
    Richard A. Redeker        219,877,294                 --           549,787
    Robin B. Smith            219,877,294                 --           549,787
    Stephen Stoneburn         219,877,294                 --           549,787
    Nancy H. Teeters          219,877,294                 --           549,787

(2) Amendment Restrictions:
    a. regarding shares of
       other investment
       companies              157,381,791           5,546,234          284,494
    b. regarding unseasone
       issuers                157,417,22            5,682,550          112,747
    c. regarding restricted
       and illiquid
       securities            158,173,882            4,925,890          112,747
    d. regarding bank
       obligations           149,941,590           13,158,182          112,747
    e. Eliminate restriction
       regarding investment
       in securities owned by
     directors/officers      157,411,159            5,688,613          112,747
(3)  Deloitte &
     Touche LLP              208,489,310           11,825,024          112,747
--------------------------------------------------------------------------------
                                     -----
                                       12

Getting The Most
From Your Prudential
Mutual Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas Early, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744350109         MF137E